UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2018

CASI PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	0-20713	58-1959440
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

9620 Medical Center Drive, Suite 300

Rockville, Maryland

(Address of principal executive offices)

20850

(Zip Code)

(240) 864-2600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry into a Material Definitive Agreement.

On January 26, 2018, CASI Pharmaceuticals, Inc. (the “Company”) entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) by and between the Company and Sandoz Inc. (“Sandoz”), pursuant to which the Company acquired a portfolio of 25 U.S. FDA-approved abbreviated new drug applications (ANDAs), 1 ANDA that FDA tentatively approved, 3 ANDAs that are pending FDA approval, and manufacturing and other information related to the products (the “Assets”). The purchase of the Assets closed simultaneously with the execution of the Asset Purchase Agreement.

Pursuant to the Asset Purchase Agreement, the purchase price for the Assets was $18 million in cash paid at closing. The Asset Purchase Agreement contains customary representations, warranties, covenants and indemnification provisions.

Item 2.01.    Completion of Acquisition or Disposition of Assets

On January 26, 2018, pursuant to the Asset Purchase Agreement described in Item 1.01, the Company completed the acquisition of the Assets from Sandoz. The information disclosed in response to Item 1.01 is incorporated herein by reference. In connection with the closing of the acquisition, and pursuant to an agreement between the Company and Beijing Zhi He Kang Dao Biotechnology Co. Ltd., the Company will pay a closing fee equal to 3.5% of the purchase price for services in connection with the identification of the opportunity, performing China due diligence and market research, and the implementation and strategic planning of the transaction.

Item 8.01.    Other Events

On January 26, 2018, the Company issued a press release announcing the purchase of the Assets. A copy of the press release is furnished as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	Press Release of CASI Pharmaceuticals, Inc., dated January 26, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASI PHARMACEUTICALS, INC.

/s/ Cynthia W. Hu
Cynthia W. Hu
COO & General Counsel

Date: January 26, 2018